UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-22874

THL CREDIT SENIOR LOAN FUND
(Exact name of registrant as specified in charter)

100 Wall Street, 11th Floor
New York, NY 10005
(Address of principal executive offices) (Zip code)

Stephanie Trell
100 Wall St., 11th Floor
New York, NY 10005
(Name and address of agent for service)

Copies of Communications to:

Stephen H. Bier

Allison M. Fumai

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code:  (212) 701-4500

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report
December 31, 2015
THL Credit
Senior Loan Fund
(NYSE: TSLF)
1-855-400-3927
www.fwcapitaladvisors.com/funds/tslf

THL Credit Senior Loan Fund
Manager Commentary (unaudited)December 31, 2015

Fellow Shareholders:
On behalf of the management teams at both Four Wood Capital Advisors LLC (“FWCA”) and THL Credit Advisors LLC (“THL Credit”), we are pleased to share with you the performance highlights for THL Credit Senior Loan Fund (the “Fund”) for the fiscal year ended December 31, 2015, along with a review of the loan market over the same period.
2015 Loan Market in Review
The U.S. Leveraged Loan Market, as measured by the Credit Suisse Leveraged Loan Index (the “Index”)1, started the year strong, posting returns in the first half of the year of 2.86%2. However, the market returns began to slip in May, and the second half of 2015 returned -3.16%, for a return for the full year of  -0.38%2. The 2015 calendar year return is only the second ever negative calendar year return of the Index. Positive returns in 2015 trended towards well-rated first lien assets with a smaller facility size. The average price of the Index declined from the end of 2014, beginning the year at 96.28% and ending the year at 91.43%3.
New-issue loan volume for the year ended December 31, 2015 was $326 billion, the fourth largest annual volume on record4. For the year, acquisition related issuance dominated the new-issue volume and accounted for 49% of all new-issue loan issuance4. The majority of the remaining volume was comprised of 22% from refinancing and 20% from repricing4.
Retail bank loan flows continued with net outflows for the full year 2015, with four months providing a combined inflow of  $3.0 billion and eight months providing a combined outflow of  $27.6 million for a total net out flow of  $27.6 billion4. December 2015 had net outflows of  $6.6 billion4, the second largest monthly outflow recorded since outflows began in April 2014. Institutional investors continued to access the loan market by way of Collateralized Loan Obligations (CLOs) with total CLO issuance for the year of  $97.3 billion5. However, CLO issuance weakened in the second half of the year, with issuance from July through December 2015 of  $38.0 billion compared to issuance of  $59.3 billion in the first half of the year5. The declining CLO issuance volume in the second half of the year, coupled with the increased negative flow from the retail bank loan market in the same period, put pressure on the bank loan market in second half of 2015.
The bank loan default rate as of December 31, 2015 was 1.54%, a decrease from 3.24% at the end of the year6. The default rate was positively impacted by the exit of the Energy Future Holdings default from the lagging-12 month rolling calculation. However, the underlying default rate excluding Energy Future Holdings as of December 31, 2014 was 0.34%6, indicating an overall increase in default rates through 2015. The increase in default activity in 2015 was driven by the deterioration of the Energy and Metal/Mining industries, which accounted for 70% of this year’s defaulted volume in loans and high yield4.
THL Credit Senior Loan Fund Performance
September 20, 2015 marked the two year anniversary of the Fund’s launch, and we continue to be pleased with the Fund’s performance in a challenging market environment. In response to changing market conditions, we reduced our monthly distribution to $0.110/share starting in April 2015, down from $0.119/share in March 2015. The Fund’s current distribution rate and inception-to-date net asset value (“NAV”) total returns continue to be among the highest relative to those of its comparable peers in the senior bank loan category7.
As of December 31, 2015, the Fund has accumulated total investments recorded at fair value of approximately $180.2 million, or 140.8% of net assets. NAV per share decreased from $18.74 at December 31, 2014 to $17.25 at December 31, 2015. Throughout 2015, the Fund increased its use of leverage, ending the year with leverage as a percentage of Managed Assets (defined as total assets of the Fund, including any assets attributable to borrowings for investment purposes minus the sum of the Fund’s accrued liabilities, other than liabilities representing borrowings for investment purposes) at 28.9%, up from 26.1% at December 31, 2014. Over the full fiscal year, leverage as a percentage of Managed Assets averaged 29.1%.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   1

THL Credit Senior Loan Fund
Manager Commentary (unaudited) (continued)December 31, 2015

As of December 31, 2015, the Fund held 81.3% of its Managed Assets in fully collateralized first-lien loans, down from 88.5% at December 31, 2014, and an additional 9.8% in second-lien loans, up slightly from 8.2% at prior year end. The Fund’s allocation to fixed rate bonds was increased modestly from 0.7% at the end of 2014 to 3.7% at the end of 2015. As of December 31, 2015, the Fund held 5.3% of its Managed Assets in short-term investments. The Fund held 125 Bank Loans, corporate bonds and common stock across 33 industries. The top 5 industry positions represented approximately 38.3% of the Fund’s total holdings, while the top 10 individual positions represented approximately 17.3% of the Fund’s total holdings.
For the twelve months ended December 31, 2015, the Fund had returns of  -0.96% on a NAV basis and 0.69% on a market price basis, while the Index returned -0.38% over the same period. Since inception through December 31, 2015, the Fund had annualized returns of 2.64% on a NAV basis and -2.59% on a market price basis, with the Index returning 1.42% over the same period. During the twelve months ended December 31, 2015, the Fund has traded at an average discount to NAV of  -8.4%.
On behalf of the management team and Board of Trustees, I thank you for your continued commitment in your investments with the Fund. If you have any questions, please contact us directly at 855-400-FWCP (3927) or via email at info@fourwoodcapital.com. Additional information on the Fund is available at www.fwcapitaladvisors.com/tslf.
Sincerely,
Steven A. Baffico
President – THL Credit Senior Loan Fund
Managing Partner & CEO – Four Wood Capital Advisors LLC

The views expressed reflect the opinion of Four Wood Capital Advisors LLC and THL Credit Advisors LLC as of the date of this report and are subject to change at any time based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. FWCA and THL Credit are not obligated to publicly update or revise any of the views expressed herein.
1
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

2
Credit Suisse Leveraged Loan Index monthly returns for 2015.

3
Credit Suisse Leveraged Loan Index average prices as of December 31, 2014 and 2015.

4
JP Morgan High Yield and Leveraged Loan Research as of December 31, 2015.

5
S&P Capital IQ LCD as of June 30, 2015 and December 31, 2015.

6
S&P Capital IQ LCD according to the S&P/LSTA Leveraged Loan Index Default Rate as of December 31, 2015 and 2014.

7
Comparable peers defined as all closed end funds included in the Morningstar Category of Bank Loan, excluding funds that invest in fixed rate securities instead of floating rate securities and funds whose primary objective invests less than 70% of their Managed Assets in senior loans.

The Fund experienced its first defaulted loan since inception — Millennium Health (“Millennium”). Millennium filed for Chapter 11 Bankruptcy in November 2015, due to significant unfavorable changes to the reimbursement environment for urine drug testing and combined with a $256 million legal settlement owed by Millennium to the Department of Justice. Millennium’s term loan was restructured into a Closing Date Term Loan and Common Stock when Millennium exited bankruptcy in December 2015.
2   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Performance & Statistics (unaudited)December 31, 2015

TSLF’s Portfolio Composition(1)
TSLF’s S&P Rating(2)
Portfolio Characteristics(3)
Weighed Average Loan Spread(4)	5.39%
Weighted Average Days to Reset	52
Weighted Average Bond Coupon Rate	8.62%
Weighted Average Bond Duration (years)	4.65
Average Position Size	$1,366,190
Number of Positions	125
(1)
As a percentage of fair value of total investment held.

(2)
As a percentage of fair value of investments, excluding short term investments.

(3)
Excluding short term investments.

(4)
Exclusive of LIBOR floors.

(5)
Annualized. Operations commenced on September 20, 2013.

(6)
Reflects adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns reported on December 31, 2015.

(7)
Source: Bloomberg. Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. New issues are added to the index on their effective date if they qualify according to the following criteria: loan facilities must be rated “BB” or lower; only fully-funded term loan facilities are included; and issuers must be domiciled in developed countries. It is not possible to invest directly in an index.

(8)
Industry classifications are based upon Moody’s Industry Classifications.

The information shown is subject to change and is provided for informational purposes only. Ratings are based on S&P Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s are considered to be investment grade quality. Information shown is as of December 31, 2015. Current information may differ from that shown.
TSLF Total Return
	6 Month	1 Year	Since Inception(5)
THL Credit Senior Loan Fund
NAV(6)	(3.99%)	(0.96%)	2.64%
Market Price	(1.53%)	0.69%	(2.59%)
CS Leveraged Loan Index(7)	(3.16%)	(0.38%)	1.42%
Data shown represents past performance and is no guarantee of future results. Market price and net asset value (NAV) of a Fund’s shares will fluctuate with market conditions. Current performance may be higher or lower than the performance shown.
Top 10 Holdings(1)
Mood Media Corporation, Term Loan - First Lien	2.60%
Cenage Learning Acquisitions, Inc., Term Loan - First Lien	2.09%
Harland Clarke Hldgs., Tranche B-3 Term Loans - First Lien	2.02%
Scientific Games International, Inc., Term Loan B-2 - First Lien	2.01%
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) - First Lien	1.60%
Alvogen Pharma US Inc., Term Loan - First Lien	1.57%
CWGS Group LLC (Camping World), Term Loan B - First Lien	1.41%
Neenah Enterprises (Neenah Foundry), Term Loan - First Lien	1.34%
Power Buyer, LLC (Powerteam Services), Initial Term Loan - Second Lien	1.32%
Lanyon Solutions, Inc., Term Loan - First Lien	1.32%
Total Top 10 Holdings	17.28%
Top 5 Industry Holdings(1)(8)
Services: Business	10.23%
Technology: Services	7.80%
Technology: Software	7.29%
Telecommunications	7.20%
Retail	5.78%
Total Top 5 Industry Holdings	38.30%

   THL Credit Senior Loan Fund Annual Report | December 31, 2015   3

THL Credit Senior Loan Fund Schedule of Investments	December 31, 2015
Investments	Principal	Value
SENIOR LOANS(a) – 128.2% (91.0% of Total Investments)
Aerospace & Defense – 2.2%
AM General LLC., Term B Facility – First Lien, 10.250%, 03/22/18(b)	$2,269,231	$1,877,788
Pelican Products, Inc., Term Loan – Second Lien, 9.250%, 04/09/21(b)	1,000,000	952,500
Total Aerospace & Defense		2,830,288
Automotive – 2.4%
Chrysler Group LLC, Tranche B Term Loan – First Lien, 3.500%, 05/24/17	734,615	733,238
Neenah Enterprises (Neenah Foundry), Term Loan – First Lien, 6.750%, 04/26/17(b)	2,439,456	2,415,061
Total Automotive		3,148,299
Banking, Finance, Insurance & Real Estate – 4.2%
Armor Holdco, Inc. (American Stock Transfer), Term Loan – First Lien, 5.750%, 06/26/20	478,228	467,666
Confie Seguros Holding II Co., Term Loan – Second Lien, 10.250%, 05/09/19	500,000	495,000
GENEX Services, Inc., Term Loan B – First Lien, 5.250%, 05/28/21	985,000	970,225
GENEX Services, Inc., Initial Term Loan – Second Lien, 8.750%, 05/30/22(b)	250,000	235,625
Ocwen Loan Servicing LLC, Initial Term Loan – First Lien, 5.500%, 02/15/18	1,267,884	1,266,691
RJO Holdings Corp., Term Loan – First Lien, 6.980%, 12/10/16(b)	1,148,597	1,068,195
SG Acquisition Inc. (Safe Gard), Initial Term Loan – First Lien, 6.250%, 08/19/21(b)	849,405	844,096
Total Banking, Finance, Insurance & Real Estate		5,347,498
Beverage, Food & Tobacco – 3.2%
Arctic Glacier U.S.A., Inc., 2014 Term B Loan – First Lien, 6.000%, 05/10/19(b)	2,449,928	2,364,181
Flavors Holdings Inc., Tranche B Term Loan – First Lien, 6.750%, 04/03/20(b)	937,500	834,375
Flavors Holdings Inc., Initial Term Loan – Second Lien, 11.000%, 10/03/21(b)	1,000,000	945,000
Total Beverage, Food & Tobacco		4,143,556
Capital Goods – 0.6%
Crosby US Acquisition Corp., Initial Term Loan – First Lien, 4.000%, 11/23/20(b)	980,000	774,200
Chemicals, Plastics & Rubber – 0.6%
Vertellus Specialities, Inc., Term Loan – First Lien, 10.500%, 10/31/19	990,000	733,837
Construction & Engineering – 1.9%
Power Buyer, LLC (Powerteam Services), Initial Term Loan – Second Lien, 8.250%, 11/06/20(b)	2,500,000	2,387,500
Consumer Products: Durables – 1.3%
Paladin Brands Holding, Inc., Initial Loan – First Lien, 7.250%, 08/16/19(b)	1,768,030	1,661,948

See accompanying Notes to Financial Statements
4   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2015
Investments	Principal	Value
Consumer Products: Non Durables – 3.1%
Calceus Acquisition, Inc. (Cole Haan), Term B-1 Loan – First Lien, 5.000%, 01/31/20	$1,955,000	$1,749,725
Varsity Brands, Inc. (Hercules Achievement), Term B Loan – First Lien, 5.000%, 12/11/21	1,980,000	1,965,150
Vince Intermediate Holding LLC, Initial Term Loan – First Lien, 5.750%, 11/27/19(b)	257,143	235,286
Total Consumer Products: Non Durables		3,950,161
Energy, Oil & Gas – 3.7%
Chelsea Petroleum Products I LLC, Term B – First Lien, 6.750%, 07/22/22(b)	2,000,000	1,950,000
HGIM Corp. (Harvey Gulf), Term Loan B – First Lien, 5.500%, 06/18/20	2,937,412	1,747,760
Stonewall Gas Gathering LLC, Term Loan – First Lien, 8.750%, 01/28/22(b)	992,500	990,019
Total Energy, Oil & Gas		4,687,779
Healthcare & Pharmaceuticals – 3.6%
Alvogen Pharma US Inc., Term Loan – First Lien, 6.000%, 04/01/22	2,882,683	2,821,425
BioScrip, Inc., Initial Term B Loan – First Lien, 6.500%, 07/31/20	1,250,000	1,142,969
BioScrip, Inc., Term Loan – First Lien, 6.500%, 07/31/20	750,000	685,781
Total Healthcare & Pharmaceuticals		4,650,175
Hotel, Gaming & Leisure – 3.7%
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-1 – First Lien, 7.000%, 02/28/19(b)	817,736	819,780
ALG USA Holdings, LLC (Apple Leisure Group), Term Loan B-2 – First Lien, 7.000%, 02/28/19(b)	1,083,975	1,086,685
Caesars Entertainment Resort Properties LLC, Term B Loan – First Lien, 7.000%, 10/12/20	980,000	894,867
Parq Holdings LP, Term Loan – First Lien, 8.500%, 12/17/20(b)	2,000,000	1,950,000
Total Hotel, Gaming & Leisure		4,751,332
Manufacturing – 4.5%
CPM Holdings, Inc., Initial Term Loan – First Lien, 6.000%, 04/11/22(b)	2,089,500	2,068,605
Gates Global Inc., Initial Term Loan – First Lien, 4.250%, 07/05/21	2,468,750	2,322,378
Preferred Proppants LLC (Preferred Sands), Term Loan – First Lien, 6.750%, 07/27/20	2,962,500	1,410,890
Total Manufacturing		5,801,873
Media: Advertising, Printing & Publishing – 6.8%
Cengage Learning Acquisitions, Inc., Term Loan – First Lien, 7.000%, 03/31/20	3,847,933	3,761,354
Getty Images, Inc., Initial Term Loan – First Lien, 4.750%, 10/18/19	1,974,555	1,253,842
Harland Clarke Hldgs., Tranche B-3 Term Loans – First Lien, 7.000%, 05/22/18	3,750,000	3,640,613
Total Media: Advertising, Printing & Publishing		8,655,809
Media: Broadcasting & Subscription – 2.3%
CSC Holdings, Inc., (Cablevision / Altice Financing / Neptune Finco), Initial Term Loans – First Lien, 5.000%, 10/10/22	500,000	500,158
Tribune Media Co., Term B Loan – First Lien, 3.750%, 12/27/20	1,254,831	1,136,670
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   5

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2015
Investments	Principal	Value
Media: Broadcasting & Subscription – 2.3% (continued)
TWCC Holding Corp. (BBN Acquisition), Term B-1 Loans – First Lien, 5.750%, 02/11/20	$760,615	$761,021
TWCC Holding Corp., Term Loan – Second Lien, 7.000%, 06/26/20	583,333	582,423
Total Media: Broadcasting & Subscription		2,980,272
Media: Diversified and Services – 8.0%
Extreme Reach, Inc., Initial Term Loan – First Lien, 6.750%, 02/07/20	1,430,262	1,407,020
IMG Worldwide, Inc., Term Loan – First Lien, 5.250%, 05/03/21	1,970,000	1,940,450
Learfield Communications, Inc., 2014 Replacement Term Loan – First Lien, 4.500%, 10/09/20(b)	986,902	981,967
Match Group, Inc., Term B-1 Loans – First Lien, 5.500%, 10/27/22	1,218,750	1,206,563
Mood Media Corporation, Term Loan – First Lien, 7.000%, 05/01/19	4,912,500	4,685,297
Total Media: Diversified and Services		10,221,297
Metals & Mining – 0.3%
TMS International Corp. (Tube City), Term Loan B – First Lien, 4.500%, 10/16/20(b)	483,580	365,103
Packaging – 1.5%
BWAY Holding Co. (ICL Industrial Containers ULC/ICL), Initial Term Loan – First Lien, 5.500%, 08/14/20	1,970,000	1,899,829
Paper & Forest Products – 0.8%
Caraustar Industries, Inc., Term Loan C – First Lien, 8.000%, 05/01/19	978,897	973,597
Restaurants – 3.5%
CEC Entertainment, Inc., Tranche B Term Loan – First Lien, 4.250%, 02/15/21	1,965,000	1,871,663
Restaurant Brands International, Inc., (Burger King), Term B – First Lien, 3.750%, 12/10/21	755,156	749,492
Steak n Shake Operations, Inc., Term Loan – First Lien, 4.750%, 03/19/21(b)	1,930,682	1,925,855
Total Restaurants		4,547,010
Retail – 8.1%
Albertson’s Holdings LLC, Term Loan B-4 – First Lien, 5.500%, 08/25/21	1,985,000	1,971,611
Albertson’s LLC, Term Loan B-5 – First Lien, 5.500%, 12/01/22(c)	1,500,000	1,493,250
Charming Charlie LLC, Initial Term Loan – First Lien, 9.000%, 12/24/19(b)	982,500	835,125
CWGS Group LLC (Camping World), Term Loan B – First Lien, 5.750%, 02/20/20(c)	2,571,338	2,542,410
Dollar Tree, Inc., Term Loan B-1 – First Lien, 3.500%, 07/06/22	1,250,032	1,248,475
J. Crew Group, Inc., Initial Loans – First Lien, 4.000%, 03/05/21	497,475	324,105
Jill Acquisition LLC, Term Loan – First Lien, 6.000%, 05/08/22(b)	1,047,375	1,026,428
PetSmart, Inc., Tranche B-1 Loan – First Lien, 4.250%, 03/11/22	995,000	971,244
Total Retail		10,412,648
Services: Business – 14.4%
Affinion Group Holdings, Inc., Tranche B Term Loan – First Lien, 6.750%, 04/30/18	712,798	657,813
See accompanying Notes to Financial Statements
6   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2015
Investments	Principal	Value
Services: Business – 14.4% (continued)
Centerplate, Inc. (KPLT), Term Loan A – First Lien, 4.750%, 11/26/19(b)	$982,500	$948,112
Checkout Holding Corp., Term Loan B – First Lien, 4.500%, 04/09/21	2,955,000	2,378,775
CT Technologies Intermediate Holdings, Inc. (HealthPort), Initial Term Loan – First Lien, 5.250%, 12/01/21	1,980,050	1,918,173
Deluxe Entertainment Services Group, Inc., Initial Term Loan – First Lien, 6.500%, 02/28/20	1,899,801	1,814,310
eResearchTechnology, Inc., Term Loans – First Lien, 5.500%, 05/08/22	1,496,250	1,470,066
Novitex Acquisition LLC (Pitney Bowes), Tranche B-2 Term Loan – First Lien, 7.500%, 07/07/20	1,960,000	1,847,300
RentPath, Inc., Term Loan – First Lien, 6.250%, 12/17/21	1,980,000	1,747,350
RentPath, Inc., Term Loan – Second Lien, 10.000%, 12/19/22	1,000,000	813,335
SourceHOV LLC, Term B Loan – First Lien, 7.750%, 10/31/19	1,453,125	1,293,281
TCH-2 Holdings LLC (TravelClick), Term Loan – First Lien, 5.500%, 05/12/21(b)	1,970,759	1,901,783
TCH-2 Holdings LLC (TravelClick), Initial Term Loan – Second Lien, 8.750%, 11/12/21(b)	1,750,000	1,645,000
Total Services: Business		18,435,298
Services: Consumer – 7.8%
Fitness International LLC (LA Fitness), Term Loan B – First Lien, 5.500%, 07/01/20	985,000	912,765
Jackson Hewitt Tax Service, Inc., Initial Term Loan – First Lien, 8.000%, 07/30/20(b)	1,000,000	962,500
New Millennium Holdco, Inc. and Millennium Health, LLC Closing Date Term Loan – First Lien, 7.500%, 12/21/20(b)	1,017,069	889,935
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan (2013) – First Lien, 6.500%, 07/01/19	2,897,940	2,885,276
Pre-Paid Legal Services, Inc. (Legalshield), Term Loan – Second Lien, 10.250%, 07/01/20	1,500,000	1,474,995
Renaissance Learning, Inc., Initial Term Loan – First Lien, 4.500%, 04/09/21	1,965,000	1,887,216
Renaissance Learning, Inc., Initial Term Loan – Second Lien, 8.000%, 04/11/22	1,000,000	945,000
Total Services: Consumer		9,957,687
Services: Rental – 0.3%
North American Lifting Holdings, Inc. (TNT Crane), Initial Term Loan – Second Lien, 10.000%, 11/26/21	500,000	380,000
Technology: Contract Manufacturing – 1.1%
TTM Technologies, Inc., Term B Loan – First Lien, 6.000%, 05/31/21(b)	1,496,250	1,357,847
Technology: Hardware – 2.1%
Eastman Kodak Company, Term Loan – First Lien, 7.250%, 09/03/19	977,444	847,121
Zebra Technologies Corp., Term Loan B – First Lien, 4.750%, 10/27/21	1,850,000	1,854,718
Total Technology: Hardware		2,701,839
Technology: Semiconductor – 0.5%
M/A-COM Technology Solutions Holdings, Inc., Initial Term Loan – First Lien, 4.500%, 05/07/21	627,938	627,674

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   7

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2015
Investments	Principal	Value
Technology: Services – 11.0%
Ability Networks, Inc., Initial Term Loan – Second Lien, 9.250%, 05/16/22(b)	$1,000,000	$985,000
Ancestry.com, Inc., Initial Term Loan – First Lien, 5.000%, 08/29/22	1,755,600	1,745,725
AP Gaming I LLC (American Gaming Systems), Term B Loan – First Lien, 9.250%, 12/20/20	992,405	960,152
ConvergeOne Holdings Corporation, Initial Term Loan – First Lien, 6.000%, 06/17/20(b)	1,477,500	1,459,031
First Data Corp., 2018B New Term Loan – First Lien, 3.710%, 09/24/18	1,500,000	1,482,030
MH Sub I LLC & Micro (Internet Brands), Term Loan – First Lien, 5.000%, 07/08/21	1,970,847	1,919,930
PGX Holdings, Inc. (Progrexion), Initial Term Loan – First Lien, 5.750%, 09/29/20	1,901,786	1,890,699
Scientific Games International, Inc., Term Loan B-2 – First Lien, 6.000%, 10/01/21	3,960,000	3,622,687
Total Technology: Services		14,065,254
Technology: Software – 9.1%
Compuware Corp., Tranche B2 Term Loan – First Lien, 6.250%, 12/15/21	1,485,000	1,389,091
Deltek, Inc. Term Loan – Second Lien, 9.500%, 06/26/23(b)	1,000,000	991,250
GTCR Valor Companies, Inc. (Cision Vocus), Incremental B-1 Term Loans – First Lien, 6.000%, 05/30/21	1,974,982	1,965,107
Hyland Software, Inc. Initial Loans – Second Lien, 8.500%, 05/27/23	1,000,000	940,000
Lanyon Solutions, Inc., Term Loan – First Lien, 5.500%, 11/13/20	2,458,631	2,381,799
Riverbed Technology, Inc., Term Loan – First Lien, 6.000%, 04/24/22	992,500	990,019
RP Crown Parent LLC (Red Prairie), Term Loan B – First Lien, 6.000%, 12/21/18	1,466,307	1,311,296
RP Crown Parent LLC (Red Prairie), Term Loan – Second Lien, 11.250%, 12/21/19	2,000,000	1,651,660
Total Technology: Software		11,620,222
Telecommunications – 10.1%
Asurion Delivery and Installation Services, Inc., Incremental Tranche B-1 Term Loan – First Lien, 5.000%, 05/24/19	729,544	685,545
Asurion Delivery and Installation Services, Inc., Incremental Tranche B-4 Term Loan – First Lien, 5.000%, 08/04/22	1,990,000	1,824,830
Asurion Delivery and Installation Services, Inc., Term Loan – Second Lien, 8.500%, 03/03/21	1,000,000	860,500
Avaya, Inc., Replacement Term B-6 – First Lien, 6.500%, 03/31/18	1,306,662	994,154
Avaya, Inc., Refinancing Term B-7 – First Lien, 6.250%, 05/29/20	1,982,231	1,390,862
Birch Communications, Inc., Term Loan – First Lien, 7.750%, 07/17/20(b)	1,937,500	1,864,844
Communications Sales & Leasing, Inc. (CSL Capital, LLC / Windstream), Term Loan – First Lien, 5.000%, 10/24/22	1,990,000	1,845,098
Fairpoint Communications, Inc., Term Loan – First Lien, 7.500%, 02/14/19	981,978	978,296
IPC Corp., Term Loans – Second Lien, 10.500%, 02/06/22	1,000,000	900,000
Ntelos Inc., Term B Advance – First Lien, 5.750%, 11/11/19(b)	1,603,670	1,593,647
Total Telecommunications		12,937,776

See accompanying Notes to Financial Statements
8   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund Schedule of Investments (continued)	December 31, 2015
Investments	Principal	Value
Transportation: Services – 2.8%
Commercial Barge Line Co. (American Commercial Lines), Initial Term Loan – First Lien, 9.750%, 11/12/20	$1,335,938	$1,249,102
Gruden Acquisition, Inc. (Quality Distribution LLC), Term Loan – Second Lien, 9.500%, 08/18/23(b)	500,000	476,250
Sirva Worldwide, Inc., Term Loan – First Lien, 7.500%, 03/27/19(b)	1,906,706	1,849,505
Total Transportation: Services		3,574,857
Waste Management – 1.3%
Energy Solutions LLC (Envirocare of Utah), Term Advance – First Lien, 6.750%, 05/29/20(b)	2,110,179	1,635,388
Wholesale – 1.4%
4L Technologies, Inc. (Clover Technologies), Initial Term Loan – First Lien, 5.500%, 05/08/20	918,754	855,971
FPC Holdings, Inc. (Fleetpride), Initial Term Loan – First Lien, 5.250%, 11/19/19	1,172,786	964,617
Total Wholesale		1,820,588
Total Senior Loans (Cost $175,651,633)		164,038,441
CORPORATE BONDS – 5.1% (3.6% of Total Investments)
Aerospace & Defense – 0.6%
Constellis Holdings LLC / Constellis Finance Corp., 9.750%, 05/15/20‡	1,000,000	823,750
Beverage, Food & Tobacco – 0.4%
Innovation Ventures (5 Hour Energy), 9.500%, 08/15/19‡	450,000	468,000
Chemicals, Plastics & Rubber – 1.1%
Aruba Investments, Inc., 8.750%, 02/15/23‡(b)	1,500,000	1,441,875
Media: Advertising, Printing & Publishing – 0.3%
Getty Images, Inc., 7.000%, 10/15/20‡	1,000,000	355,000
Media: Broadcasting & Subscription – 1.5%
Neptune Finco Corp., 10.125%, 01/15/23‡	1,000,000	1,043,407
Radio One, Inc., 7.375%, 04/15/22‡	1,000,000	891,250
Total Media: Broadcasting & Subscription		1,934,657
Technology: Software – 1.2%
Blue Coat Holdings, Inc., 8.375%, 06/01/23‡	1,500,000	1,515,000
Telecommunications – 0.0%
Frontier Communications Corp., 8.875%, 09/15/20‡	48,000	48,480
Total Corporate Bonds (Cost $7,337,563)		6,586,762

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   9

THL Credit Senior Loan Fund Schedule of Investments (concluded)	December 31, 2015
Investments	Shares	Value
COMMON STOCK – 0.1% (0.1% of Total Investments)
Services: Consumer – 0.1%
New Millennium Holdco, Inc.(b) (Cost $215,986)	29,712	$148,560
MONEY MARKET FUND – 7.4% (5.3% of Total Investments)
Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Share Class, 0.17%(d) (Cost $9,471,253)	9,471,253	9,471,253
Total Investments in Securities – 140.8% (Cost $192,676,435)		180,245,016
Line of Credit Payable (Cost $52,000,000) – (40.6)%		(52,000,000)
Liabilities in Excess of Other Assets – (0.2%)		(289,697)

Net Assets – 100.0%		$127,955,319

‡
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Total fair value of Rule 144A securities amounts to $6,586,762 which represents approximately 5.1% of net assets as of December 31, 2015. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)
Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread. The most popular benchmark lending rate is the London Interbank Offered Rate (“LIBOR”). LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities. The rate shown represents the contractual rate (benchmark rate or floor plus spread) in effect at period end. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

(b)
Fair Value Level 3 security. All remaining securities are categorized as Level 2.

(c)
All or a portion of this position has not settled. The full contract rates reflected do not take effect until settlement date.

(d)
Rate shown reflects the 7-day yield as of December 31, 2015.

See accompanying Notes to Financial Statements
10   THL Credit Senior Loan Fund Annual Report | December 31, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS	% of Net Assets
Aerospace & Defense	2.8%
Automotive	2.4
Banking, Finance, Insurance & Real Estate	4.2
Beverage, Food & Tobacco	3.6
Capital Goods	0.6
Chemicals, Plastics & Rubber	1.7
Construction & Engineering	1.9
Consumer Products: Durables	1.3
Consumer Products: Non Durables	3.1
Energy, Oil & Gas	3.7
Healthcare & Pharmaceuticals	3.6
Hotel, Gaming & Leisure	3.7
Manufacturing	4.5
Media: Advertising, Printing & Publishing	7.1
Media: Broadcasting & Subscription	3.8
Media: Diversified and Services	8.0
Metals & Mining	0.3
Packaging	1.5
Paper & Forest Products	0.8
Restaurants	3.5
Retail	8.1
Services: Business	14.4
Services: Consumer	7.9
Services: Rental	0.3
Technology: Contract Manufacturing	1.1
Technology: Hardware	2.1
Technology: Semiconductor	0.5
Technology: Services	11.0
Technology: Software	10.3
Telecommunications	10.1
Transportation: Services	2.8
Waste Management	1.3
Wholesale	1.4
Money Market Fund	7.4
Total Investments	140.8
Line of Credit Payable	(40.6)
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   11

THL Credit Senior Loan Fund Statement of Assets and Liabilities	December 31, 2015
ASSETS
Investments, at value (cost $192,676,435)	$180,245,016
Cash	603,588
Receivable for investments sold	377,477
Interest receivable	796,316
Prepaid expenses	44,344
Total Assets	182,066,741
LIABILITIES
Borrowings (Note 4)	52,000,000
Payable for securities purchased	1,731,250
Advisory fee payable (Note 5)	161,548
Investor support services fee payable (Note 5)	7,693
Accrued interest on borrowings	13,710
Other accrued expenses	197,221
Total Liabilities	54,111,422
Net Assets	$127,955,319
COMPONENTS OF NET ASSETS
Paid-in-capital	$141,356,356
Undistributed net investment income	475,283
Accumulated net realized loss on investments	(1,444,901)
Net unrealized depreciation on investments	(12,431,419)
Net Assets	$127,955,319
Common Shares Outstanding (unlimited shares authorized; $0.001 per share par value)	7,418,990
Net Asset Value Per Share	$17.25

See accompanying Notes to Financial Statements
12   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund Statement of Operations	For the Year Ended December 31, 2015
INVESTMENT INCOME:
Interest	$13,660,123
Total Investment Income	13,660,123
EXPENSES:
Advisory fees (Note 5)	2,023,321
Interest expense & fees on borrowings	669,610
Professional fees	244,516
Administration fees	112,793
Trustees’ fees and expenses (Note 5)	108,000
Investor support services fees (Note 5)	96,348
Insurance expense	79,714
Compliance fees	41,501
Printing and mailing expense	40,239
Custodian fees	27,540
NYSE listing fee	24,999
Transfer agent fees	18,002
Other expenses	106,748
Total Expenses	3,593,331
Net Investment Income	10,066,792
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND DELAYED DRAW LOAN COMMITMENTS:
Net realized loss investments	(1,776,502)
Net change in unrealized depreciation on investments	(9,360,619)
Net change in unrealized depreciation on delayed draw loan commitments	(11,589)
Net realized and unrealized loss on investments and delayed draw loan commitments	(11,148,710)
Net Decrease in Net Assets from Operations	$(1,081,918)

See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   13

THL Credit Senior Loan Fund Statement of Changes in Net Assets	Year ended December 31, 2015	Year ended December 31, 2014
OPERATIONS
Net investment income	$10,066,792	$9,245,568
Net realized gain (loss) on investments	(1,776,502)	995,155
Net change in unrealized depreciation on investments and delayed draw loan commitments	(9,372,208)	(4,667,636)
Net increase (decrease) in net assets from operations	(1,081,918)	5,573,087
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,439,497)	(9,814,926)
From net realized gains	(553,753)	(778,997)
Total distributions to shareholders	(9,993,250)	(10,593,923)
CAPITAL STOCK TRANSACTIONS
Dividend reinvestment	5,213	—
Net Decrease in Net Assets	(11,069,955)	(5,020,836)
NET ASSETS:
Beginning of year	$139,025,274	$144,046,110
End of year	$127,955,319	$139,025,274
Undistributed net investment income	$475,283	$72,694

See accompanying Notes to Financial Statements
14   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Statement of Cash Flows For the Year ended December 31, 2015

Cash Flows From Operating Activities:
Net decrease in net assets from operations	$(1,081,918)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(64,301,752)
Proceeds from sales of long-term investments	66,233,360
Net increase in short-term investments	(4,529,226)
Net change in unrealized depreciation on investments and delayed draw loan commitments	9,372,208
Net accretion/amortization of premium or discount	(344,942)
Net increase in realized gains from principal paydowns	(331,601)
Net realized loss on investments	1,776,502
Decrease in receivable for investments sold	2,801,997
Increase in interest receivable	(232,088)
Decrease in prepaid expenses	23,275
Decrease in payable for investments purchased	(3,118,750)
Decrease in advisory fee payable	(3,922)
Decrease in investor support services fee payable	(187)
Decrease in accrued interest on borrowing	(1,669)
Increase in other accrued expenses	54,928
Net cash provided by operating activities	6,316,215
Cash Flows from Financing Activities:
Net proceeds from borrowings	3,000,000
Dividend reinvestment	5,213
Distributions paid	(9,993,250)
Net cash used in financing activities	(6,988,037)
Net decrease in cash	(671,822)
Cash, beginning of year	1,275,410
Cash, end of year	$603,588
Supplemental disclosure of cash flow information:
Cash paid for interest on borrowings	$671,279
See accompanying Notes to Financial Statements
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   15

THL Credit Senior Loan Fund Financial Highlights	Year ended December 31, 2015	Year ended December 31, 2014	For the period September 20, 2013 to December 31, 2013
Common Shares
Per Share Operating Performance
Net Asset Value, beginning of period	$18.74	$19.42	$19.06
Operations:
Net investment income(1)	1.36	1.25	0.33
Net realized and unrealized gain (loss) on investments and delayed draw loan commitments(2)	(1.50)	(0.50)	0.27
Total income (loss) from operations	(0.14)	0.75	0.60
Distributions to shareholders from:
Net investment income	(1.27)	(1.32)	(0.24)
Net realized gains	(0.08)	(0.11)	—
Total distributions to shareholders	(1.35)	(1.43)	(0.24)
Net asset value per share, end of period	$17.25	$18.74	$19.42
Market price per share, end of period	$15.86	$17.06	$18.36
Total return:(3)
Net asset value	(0.96)%	3.87%	3.15%
Market value	0.69%	0.58%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127,955	$139,025	$144,046
Ratio of expenses, including interest on borrowings, to average net assets	2.63%	2.38%	2.46%(4)
Ratio of expenses, excluding interest on borrowings, to average net assets	2.14%	2.02%	2.18%(4)
Ratio of net investment income, including interest on borrowings, to average net assets	7.37%	6.44%	6.14%(4)
Ratio of net investment income, excluding interest on borrowings, to average net assets	7.86%	6.79%	6.41%(4)
Portfolio turnover rate	34%	93%	20%
Borrowings:
Aggregate principal amount, end of period (000s)	$52,000	$49,000	$46,000
Average borrowings outstanding during the period (000s)	$56,099	$41,834	$40,308(5)
Asset coverage, end of period per $1,000 of debt(6)	$3,461	$3,837	$4,131

1.
Based on average daily shares outstanding.

2.
Realized and unrealized gain on investments and delayed draw loan commitments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the share transactions for the period.

3.
Total return does not reflect brokerage commissions. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. For NAV total returns, distributions are assumed to be reinvested at NAV on the distribution date. For market value total returns, distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment Plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4.
Annualized.

5.
Average for the period since the first borrowing day of October 15, 2013.

6.
Asset coverage equals the total net assets plus borrowings divided by the borrowings of the Fund outstanding at period end (Note 4). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See accompanying Notes to Financial Statements
16   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Notes to Financial StatementsDecember 31, 2015

1. ORGANIZATION
THL Credit Senior Loan Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is an unincorporated business trust established under the laws of Delaware by an Agreement and Declaration of Trust dated July 30, 2013. The Fund commenced operations on September 20, 2013. The Fund’s investment objective is to provide current income and preservation of capital primarily through investments in U.S. dollar-denominated senior secured corporate loans and notes (“Senior Loans”). Under normal market conditions, the Fund will invest 100% of its Managed Assets in the securities of issuers located in North America and does not currently intend to invest a material amount of its Managed Assets outside the United States. For the purposes of complying with these requirements, an issuer will be located in North America if its legal domicile is in North America or if the legal domicile of any co-issuer that is controlling, controlled by or under common control with the issuer is in North America where the co-issuer is (i) 100% responsible for the payment of principal and interest on the loan or security and (ii) the Fund has direct recourse against the co-issuer in the United States courts in the event that 100% of the payment of principal and interest on the securities is not made. Investments in issuers deemed to be located in the United States for these purposes will be deemed to be investments in the United States. Four Wood Capital Advisors LLC (the “Adviser” or “FWCA”) serves as the Fund’s investment adviser (the “Adviser”). FWCA has engaged THL Credit Advisors LLC (the “Sub-adviser” or “THL Credit”) to serve as the sub-adviser to the Fund.
2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (‘‘U.S. GAAP’’). These principles require the Fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The Fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.
The following summarizes the significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: The Fund holds portfolio securities that are fair valued at the close of each day on the New York Stock Exchange (“NYSE”), normally at 4:00 P.M., Eastern Time. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to a valuation committee (the “Committee”), subject to the Board’s supervision and direction, through the adoption of procedures for valuation of the Fund’s securities (the “Valuation Procedures”). The Committee consists of certain designated individuals of the Fund’s Adviser and Sub-adviser. Under the current Valuation Procedures, the Committee is responsible for, among other things, determining and monitoring the value of the Fund’s assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities.
The Fund’s securities are valued by various methods, as described below:
Senior Loans shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations (including mid or average prices) and other criteria or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Sub-adviser shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   17

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Fixed income securities shall be valued at prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations, or in the absence of broker-dealer supplied valuations, matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.
Certain short-term debt instruments will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost. For securities purchased at a discount or premium, the Fund assumes a constant proportionate amortization in value until maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. The Committee may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when credit worthiness of the issuer is impaired or for other reasons.
Fair Value Measurement
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions that a market participant would use in valuing the asset or liability based on the best information available.
Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism.
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.
The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.
18   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2015:
Asset Type	Level 1	Level 2	Level 3	Total
Senior Loans
Aerospace & Defense	$—	$—	$2,830,288	$2,830,288
Automotive	—	733,238	2,415,061	3,148,299
Banking, Finance, Insurance & Real Estate	—	3,199,582	2,147,916	5,347,498
Beverage, Food & Tobacco	—	—	4,143,556	4,143,556
Capital Goods	—	—	774,200	774,200
Chemicals, Plastics & Rubber	—	733,837	—	733,837
Construction & Engineering	—	—	2,387,500	2,387,500
Consumer Products: Durables	—	—	1,661,948	1,661,948
Consumer Products: Non Durables	—	3,714,875	235,286	3,950,161
Energy, Oil & Gas	—	1,747,760	2,940,019	4,687,779
Healthcare & Pharmaceuticals	—	4,650,175	—	4,650,175
Hotel, Gaming & Leisure	—	894,867	3,856,465	4,751,332
Manufacturing	—	3,733,268	2,068,605	5,801,873
Media: Advertising, Printing & Publishing	—	8,655,809	—	8,655,809
Media: Broadcasting & Subscription	—	2,980,272	—	2,980,272
Media: Diversified and Services	—	9,239,330	981,967	10,221,297
Metals & Mining	—	—	365,103	365,103
Packaging	—	1,899,829	—	1,899,829
Paper & Forest Products	—	973,597	—	973,597
Restaurants	—	2,621,155	1,925,855	4,547,010
Retail	—	8,551,095	1,861,553	10,412,648
Services: Business	—	13,940,403	4,494,895	18,435,298
Services: Consumer	—	8,105,252	1,852,435	9,957,687
Services: Rental	—	380,000	—	380,000
Technology: Contract Manufacturing	—	—	1,357,847	1,357,847
Technology: Hardware	—	2,701,839	—	2,701,839
Technology: Semiconductor	—	627,674	—	627,674
Technology: Services	—	11,621,223	2,444,031	14,065,254
Technology: Software	—	10,628,972	991,250	11,620,222
Telecommunications	—	9,479,285	3,458,491	12,937,776
Transportation: Services	—	1,249,102	2,325,755	3,574,857
Waste Management	—	—	1,635,388	1,635,388
Wholesale	—	1,820,588	—	1,820,588
Corporate Bonds
Aerospace & Defense	—	823,750	—	823,750
Beverage, Food & Tobacco	—	468,000	—	468,000
Chemicals, Plastics & Rubber	—	—	1,441,875	1,441,875
Media: Advertising, Printing & Publishing	—	355,000	—	355,000
Media: Broadcasting & Subscription	—	1,934,657	—	1,934,657
Technology: Software	—	1,515,000	—	1,515,000
Telecommunications	—	48,480	—	48,480
Common Stock*	—	—	148,560	148,560
Money Market Fund	—	9,471,253	—	9,471,253
Total Investments	$—	$129,499,167	$50,745,849	$180,245,016

*Please refer to Schedule of Investments for breakdown of valuations by industry.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   19

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Senior Loans	Corporate Bonds	Common Stock	Total
Balance as of December 31, 2014	$62,554,307	$—	$—	$62,554,307
Realized gain	100,668	—	—	100,668
Change in unrealized depreciation	(1,319,415)	(58,125)	(67,427)	(1,444,967)
Amortization (accretion)	122,064	—	—	122,064
Purchases	11,474,319	1,500,000	215,987	13,190,306
Sales and principal paydown	(20,535,554)	—	—	(20,535,554)
Transfer into Level 3	13,938,913			13,938,913
Transfer out of Level 3	(17,179,888)	—	—	(17,179,888)
Balance as of December 31, 2015	$49,155,414	$1,441,875	$148,560	$50,745,849
Net change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments held at December 31, 2015	$(1,325,376)	$(58,125)	$(67,427)	$(1,450,928)

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.
Information about Level 3 fair value measurements as of December 31, 2015:
	Fair Value	Valuation Technique	Unobservable Input
Senior Loans	49,155,414	Third-party vendor service	Vendor quotes
Corporate Bonds	1,441,875	Third-party vendor service	Vendor quotes
Common Stock	148,560	Third-party vendor service	Vendor quotes
Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded on an accrual basis. Realized gains and losses on investments, if any, are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.
Interest Expense
Interest expense primarily relates to the Fund’s borrowings and is recorded on an accrual basis.
Federal Income Tax Information
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its earnings to its shareholders. The excise tax paid during the year ended December 31, 2015 was $22,265. It is anticipated that an excise tax of approximately $13,415 will be paid in 2016.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.
20   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (concluded)
Fund management has determined that the Fund has not taken any uncertain tax positions that require adjustment to the financial statements. The Fund will file income tax returns in the U.S. federal jurisdiction and tax returns in certain other jurisdictions. As of December 31, 2015, the tax years ended December 31, 2013, 2014 and 2015 remains subject to examination by the Fund’s major tax jurisdictions.
Distributions
The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to pay any “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) annually. Distributions to shareholders are recorded on the ex-dividend date. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
3. SENIOR LOANS
Under normal market conditions, the Fund will invest at least 80.0% of its Managed Assets, defined as the total assets of the Fund (including any assets attributable to borrowings for investment purposes), minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in fully collateralized, first lien corporate loans and notes. At December 31, 2015, 81.3% of the Fund’s Managed Assets were held in first lien Senior Loans.
Senior Loans are generally non-investment grade floating rate instruments that are secured by assets of the borrower. They generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured Bank Loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown. Senior loans typically pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate plus a spread.
Risks associated with first lien Senior Loans include (i) the borrower’s inability to meet principal and interest payments on its obligations; (ii) the fact that prepayments may occur at any time without premium or penalty and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding investments, and (iii) price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the borrower and general market liquidity.
Second lien loans are generally second in line in terms of repayment priority. Second lien loans generally are subject to similar risks as those associated with investments in first lien Senior Loans. In addition, because second lien loans are subordinated in payment and/or lower in lien priority to first lien Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. At December 31, 2015, the Fund had invested $17,661,038 in second lien loans.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   21

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

3. SENIOR LOANS (concluded)
The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.
4. BORROWINGS
On September 30, 2015 the Fund amended its existing $70.0 million credit agreement with The Bank of New York Mellon, extending the facility’s expiration date to September 28, 2016 (the “Credit Facility”). The amended credit agreement also modified the interest rate and unused commitment fee rate. In accordance with the 1940 Act, the Fund’s borrowings under the Credit Facility will not exceed 33% of the Fund’s Managed Assets at the time of borrowing. Borrowings under the Credit Facility are secured by the Fund’s assets as collateral. The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to 0.10% if the outstanding principal balance is equal to or greater than 80% of the Credit Facility on such date or 0.20% if the outstanding principal balance is less than 80% of the Credit Facility on such date. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) the London Interbank Offered Rate (“LIBOR”) for one, two, three, six or twelve months, as selected by the Fund, plus 0.850% per annum or (b) the greater of (i) the Prime Rate and (ii) 0.50% plus the Federal Funds Effective Rate per annum and is payable monthly. At December 31, 2015, the Fund had borrowings outstanding of  $52,000,000 at an average interest rate of 1.27%. Due to the short term nature of the Credit Facility, face value approximates fair value at December 31, 2015. For the year ended December 31, 2015, the average borrowings under the Credit Facility and the average interest rate were $56,098,630 and 1.16%, respectively. As of December 31, 2015, the Fund’s effective leverage represented 28.90% of the Fund’s Managed Assets.
Under the Credit Facility, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over outstanding borrowings.
The Fund utilizes the Credit Facility to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated with the Credit Facility and have the potential to benefit from or be disadvantaged by the use of leverage. The investment advisory fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Adviser may have differing interest in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:
•
the likelihood of greater volatility of net asset value and market price of common shares;

•
fluctuations in the interest rate paid for the use of the credit facility;

•
increased operating costs, which may reduce the Fund’s total return;

•
the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and

•
the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
22   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

4. BORROWINGS (concluded)
In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Credit Facility is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
5. MANAGEMENT FEES, ADMINISTRATIVE FEES AND OTHER AGREEMENTS
The Adviser administers the business and affairs of the Fund. The Adviser also selects (subject to Board approval), contracts with and compensates the Sub-adviser to manage the investment and reinvestment of the assets of the Fund. The Adviser does not itself manage the Fund’s portfolio of assets but has ultimate responsibility to oversee the Sub-adviser. In this connection, the Adviser oversees the Sub-adviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, reviews the Sub-adviser’s performance and reports periodically on such performance to the Board.
The Fund pays the Adviser as compensation under an advisory agreement an annual fee in the amount of 1.05% of the average daily Managed Assets.
The Fund has retained Four Wood Capital Partners LLC (“FWCP”), an affiliate of the Adviser, to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the NYSE specialist for the Fund’s common shares, and with the closed-end analyst community regarding the Fund on a regular basis. The Fund pays FWCP as compensation under an investor support services agreement an annual fee in the amount of 0.05% of the average daily Managed Assets of the Fund. FWCP may separately contract with and coordinate the activities of a third party to provide certain of the above described services.
The Bank of New York Mellon, the Fund’s administrator, accounting agent and custodian, holds the Fund’s assets, will settle all portfolio trades and will be responsible for calculating the Fund’s net asset value and maintaining the accounting records of the Fund.
American Stock Transfer and Trust Company, LLC is the Fund’s transfer agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as the agent for the Fund’s dividend reinvestment plan.
Foreside Compliance Services, LLC provides a Chief Compliance Officer to the Fund.
The Fund pays every independent trustee a fee of $15,000 per annum, plus $3,000 per in person meeting fee for serving as a trustee of the Fund.
6. PORTFOLIO TRANSACTIONS
For the year ended December 31, 2015, purchases and sales of investments, other than short-term securities, were $64,301,752 and $66,233,360, respectively.
7. CAPITAL
The following is a summary of share transactions for the year ended December 31, 2015:
Shares of common stock, beginning of year	7,418,714
Shares issued for dividend reinvestments	276
Shares of common stock, end of year	7,418,990

   THL Credit Senior Loan Fund Annual Report | December 31, 2015   23

THL Credit Senior Loan Fund
Notes to Financial Statements (continued)December 31, 2015

8. INCOME TAX INFORMATION
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Advisor has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2013, 2014 and 2015 will remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.
The Fund distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.
As determined at December 31, 2015, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments and the payment of excise taxes. The amounts reclassified did not affect net assets. The reclassifications decreased accumulated net realized loss on investments by $246,971, decreased accumulated net investment income by $224,706 and decreased paid-in-capital by $22,265.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, are as follows:
	Ordinary Income	Long-Term Capital Gain
2014	$10,593,923	$—
2015	$9,993,250	$—
As of December 31, 2015 the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the table below. This amount may be used to offset realized capital gains if any, for an unlimited time.
Short-Term	Long-Term	Total
$28,763	$324,043	$352,806
The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Fund does not have capital losses with no expiration.
Certain capital and qualified late year losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. The Fund elected to treat post-October capital losses of  $1,092,096 as having been incurred in the following fiscal year December 31, 2016.
24   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Notes to Financial Statements (concluded)December 31, 2015

8. INCOME TAX INFORMATION (concluded)
At December 31, 2015, the tax components of net assets was as follows:
Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments	Net Unrealized Depreciation on Investments
$475,283	$(1,444,901)	$(12,431,419)
The cost basis of portfolio securities for federal income tax purposes is $192,676,435. Gross unrealized appreciation is $1,382,682, gross unrealized depreciation is $13,814,101 and net unrealized depreciation is $12,431,419. There is no difference between book and tax cost basis.
9. DELAYED DRAW LOAN COMMITMENTS
As of December 31, 2015, the Fund had no delayed draw loan commitments outstanding.
Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy. Any related unrealized appreciation (depreciation) on unfunded delayed draw loan commitments is recorded on the Statement of Assets and Liabilities and the Statements of Operations.
10. SUBSEQUENT EVENTS
In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
On January 22, 2016, the Fund paid down $5 million on its Credit Facility, bringing the total borrowings outstanding to $47,000,000.
On January 29, 2016, the Fund paid a regularly scheduled distribution in the amount of  $0.11 per share to shareholders of record as of January 21, 2016.
On February 22, 2016, the Fund borrowed $2 million and on February 29, 2016, the Fund borrowed $1 million on its Credit Facility, bringing the total borrowings outstanding to $50,000,000.
The Fund declared a regularly scheduled distribution in the amount of  $0.11 per share payable on February 29, 2016 to shareholders of record as of February 17, 2016.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   25

THL Credit Senior Loan Fund
Report of Independent Registered Public Accounting FirmDecember 31, 2015

To the Board of Trustees and Shareholders
THL Credit Senior Loan Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of THL Credit Senior Loan Fund (the Fund) as of December 31, 2015, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended December 31, 2015 and the period September 20, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and agent banks or by other appropriate audit procedures, where replies from agent banks were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of THL Credit Senior Loan Fund as of December 31, 2015, and the results of its operations, the changes in its net assets, cash flows, and the financial highlights for each of the respective periods referred to above, in conformity with accounting principles generally accepted in the United States of America.
/s/ RSM US LLP
Boston, Massachusetts
February 29, 2016
26   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Board Review of Investment Advisory Agreement (unaudited)December 31, 2015

Background
At meetings (the “Meetings”) of the Board of Trustees (the “Board”) of THL Credit Senior Loan Fund (the “Fund”) on July 21, 2015 and on August 21, 2015, the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and re-approved the investment advisory agreement (the “Advisory Agreement”) between the Fund and Four Wood Capital Advisors, LLC (the “Adviser”), pursuant to which the Adviser provides the Fund with investment advisory and administrative services, and the subadvisory agreement (the “Subadvisory Agreement”) between the Adviser and THL Credit Senior Loan Strategies LLC, (the “Subadviser”), pursuant to which the Subadviser provides day-to-day management of the Fund’s investments. The Advisory Agreement and Subadvisory Agreement are together referred to as the “Agreements.” In advance of the Meetings, the Adviser and the Subadviser provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel.
At the Meetings, the Trustees reviewed the Agreements, including information regarding the nature, extent and quality of the services provided by the Adviser and the Subadviser; the investment performance of the Fund, the Adviser and the Subadviser; fees and expenses to be paid by the Fund and the profits to be realized by the Adviser, the Subadviser and any affiliates from their respective relationships with the Fund; the extent to which economies of scale may be realized as the Fund grows; and any collateral benefits received by the Adviser or Subadviser and any affiliates from their respective relationships with the Fund. In its consideration of the re-approval of the Agreements, the Board considered the following factors:
Nature, Extent and Quality of Services Provided
At the Meetings, and at meetings conducted during the preceding two years, the Board reviewed and considered various data and information regarding the nature, extent and quality of the services provided to the Fund by the Adviser and the Subadviser under the Agreements. The Board reviewed information about the background and experience of the staff of the Adviser and the investment personnel of the Subadviser primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the Adviser’s overall ability to manage and administer the Fund as well as to oversee the Fund’s service providers.
The Board evaluated the ability of the Adviser and the Subadviser, considering their financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the Subadviser’s compensation program for their respective personnel involved in the portfolio management of the Fund.
The Board considered the effectiveness of the Fund’s policies in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs and the controls applicable to brokerage allocation procedures. The Board noted that the Adviser does not conduct trades on behalf of the Fund and reviewed the policies of the Subadviser regarding the allocation of portfolio investment opportunities among the Fund and other clients. Additionally, the Board noted that the Subadviser did not use “traditional soft-dollar” arrangements, where soft-dollar credits are generated based on the level of trades and then used for products or services from third parties. The Board also considered that the Subadviser had recently established a Trade Management Committee, which is responsible for the oversight and review of trade execution, and had implemented a trade order management system to mitigate various risks and to achieve certain operating efficiencies.
In addition, the Board considered the investment and legal compliance programs of the Adviser and the Subadviser, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, as applicable, and the level of compliance attained by the Adviser and the Subadviser. The Board concluded that the nature and quality of services provided by the Adviser and the Subadviser were appropriate and supported continuation of the Agreements.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   27

THL Credit Senior Loan Fund
Board Review of Investment Advisory Agreement (unaudited) (concluded)December 31, 2015

Nature, Extent and Quality of Services Provided (continued)

Performance
The Board considered the Fund’s performance results over a one-year period and since inception. It also considered these results in comparison to the performance results of other funds in appropriate peer universes. The Board noted that the Fund had outperformed its respective primary benchmark and the majority of its comparable peers for the one-year period ended June 30, 2015 and since inception.
Investment Advisory Fee Rates and Other Expenses
The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the advisory fee rate and the Fund’s total expense ratios with those of other funds in appropriate peer universes. The Board noted that the advisory fee rate for the Fund was higher than the median rate of the Fund’s peer universe but, viewed from a common assets perspective, the actual management fee rate was not appreciably above the median total management fee rate of the respective peer universe. The Board also considered the fees charged by the Subadviser for other products or accounts that pursue an investment objective and strategies that are similar to those of the Fund. The Board received and considered a profitability analysis of the Adviser and the Subadviser with respect to the Fund. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that the Adviser and Subadviser respectively received with regard to providing these services to the Fund were not excessive. The Board concluded that the Advisory fees were appropriate in light of the quality of the services provided and the performance of the Fund for the one year and since inception periods.
Economies of Scale
It was noted that, because the Fund is a closed-end fund that is not continually offering shares, any increase in asset levels generally would have to come from material appreciation through investment performance, which had not occurred. It was further noted that the Fund’s investment objective is to provide current income and that much of the Fund’s realized income was distributed to shareholders through monthly dividends. The Adviser reported that, because it serves as investment adviser to the newly formed Eagle Growth and Income Opportunities Fund, the Fund might realize some marginal benefits in the costs associated with compliance, insurance, and legal services.
Other Benefits to the Adviser and Subadviser and Their Affiliates
The Board received and considered information regarding potential collateral benefits to the Adviser and the Subadviser as a result of their respective relationships with the Fund. It was noted that the Fund had entered into an Investors Support Services Agreement with Four Wood Capital Partners, LLP (“FWCP”), an affiliate of the Adviser, pursuant to which FWCP provides the Fund with certain personnel and services not otherwise provided under the Advisory Agreement, and the Fund pays FWCP for such services.
Conclusion
After deliberation and consideration of the information provided, including weighing all of the above factors, the Board unanimously concluded that the advisory fees were reasonable in light of the services to be provided by the Adviser and the Subadviser to the Fund. Further, the Board unanimously concluded that it would be in the best interests of the Fund and its shareholders to re-approve and continue each of the Agreements for a one-year period ending August 31, 2016. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that each Trustee may have weighed these factors differently in reaching their individual decisions to re-approve the Agreements.
28   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Supplemental Information (unaudited)December 31, 2015

Privacy Policy
Respecting Your Privacy
This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time. You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information. By adhering to the practices described in this Policy, we affirm our continuing commitment to protecting your privacy.
Collection and use of shareholder information
The THL Credit Senior Loan Fund (the “Fund”) and the Fund’s transfer agent collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect non-public financial and other personal information about you from the following sources (“Personal Information”):
•
Information you provide on applications or other forms (for example, your name, address, social security number and birth date)

•
Information derived from your transactions with us (for example, transaction amount, account balance and account number)

•
Information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number)

Keeping information secure
We maintain physical, electronic and procedural safeguards to protect your Personal Information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.
Use of personal and financial information by us and third parties
We do not sell Personal Information about current or former customers or their accounts to any third parties, and we have policies and procedures intended to prevent the disclosure of such information to third parties unless necessary to support the operations and administration of the Fund, the Fund’s compliance with applicable laws and regulations, or as otherwise permitted by law. Those who may receive Personal Information include companies that provide services to the Fund, such as transfer agency, technology and administrative services, as well as the investment advisor who is an affiliate of the Fund (collectively, “Service Providers”).
Limiting employee access to information
We limit access to Personal Information to only those employees of the Service Providers with a business reason to know such information.
Accuracy of information
We strive to keep our records of your Personal Information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.
Dividend Reinvestment Plan
The Dividend Reinvestment Plan (“Plan”) for THL Credit Senior Loan Fund (“Fund”), provides that a holder of the Fund’s common shares of beneficial interest (each, a “Common Share” and, collectively “Common Shares”) will be automatically enrolled in the Plan (each, a “Participant” and collectively, “Participants”). All dividends and distributions on such Shareholder’s Common Shares will be reinvested by American Stock Transfer and Trust Company, LLC (“Plan Administrator”), as agent for Shareholders
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   29

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (continued)December 31, 2015

Dividend Reinvestment Plan (continued)

in administering the Plan, in additional Common Shares. Participation in the Plan may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be paid in cash, please contact your broker.
Plan Details
1.
The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.
If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

30   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Supplemental Information (unaudited) (concluded)December 31, 2015

Dividend Reinvestment Plan (concluded)
3.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

4.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.
There will be no charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a per share fee incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.10 per Common Share sold. All per share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

7.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, American Stock Transfer and Trust Company LLC, by telephone, 1-888-486-2770, through the Internet at www.amstock.com or in writing to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

   THL Credit Senior Loan Fund Annual Report | December 31, 2015   31

THL Credit Senior Loan Fund
Additional Information (unaudited) December 31, 2015

Federal Income Tax Information
As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the fund.
The following percentages of ordinary dividends paid during the fiscal year ended December 31, 2015, are designated as “qualified dividend income”:
Fund	0.00%
Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended December 31, 2015, that qualify for the corporate dividend received deduction is set forth below:
Fund	0.00%
Corporate Governance
The Fund has filed the required CEO/CFO certifications regarding the quality of the Fund’s public disclosure as exhibits to the Forms N-CSR and Forms N-Q filed by the Fund over the past fiscal year. The Fund’s Form N-CSR and Form N-Q filings are available on the Securities and Exchange Commission’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used by the Fund’s Sub-Adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 855-400-3927; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent twelve-month period ending June 30 will be available, without charge, upon request by calling 1-855-400-3927 and on the Commission’s website.
32   THL Credit Senior Loan Fund Annual Report | December 31, 2015

THL Credit Senior Loan Fund
Board of Trustees (unaudited)December 31, 2015

Name, Year of Birth	Position(s) Held with the Fund	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years:	Other Directorship Held by the Trustee
Steven A. Baffico(1) Year of Birth: 1973	President & Trustee, Class II, Principal Executive Officer Since: August 2013, Class	2	Four Wood Capital Partners, LLC, Managing Director and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010)	None
Joseph L. Morea Year of Birth: 1955	Trustee, Class I, since August 2013	2	RBC Capital Markets, U.S. Vice Chairman and Head of U.S. Equity Capital Markets (2003 – 2012); Self-Employed, Commercial and Industrial Real Estate Investment (2012 – Present).	Director, Travel Centers of America Partners; Director, Garrison Capital
S. James Coppersmith Year of Birth: 1933	Trustee, Class III, since August 2013	2	Rasky Baerlein Strategic Communications, Vice Chairman (1997 – 2010).	None
Ronald J. Burton Year of Birth: 1947	Trustee, Class II, since August 2013	2	Burton Consulting LLC, Principal (2014 – Present) Alliance Mezzanine Investors, Limited Partner/ Advisor (2011 – 2012).	None
Michael Perino Year of Birth: 1963	Trustee, Class I, since August 2013	2	St. John’s University School of Law, Professor (1998 – Present)	None

1.
Interested Trustee

   THL Credit Senior Loan Fund Annual Report | December 31, 2015   33

THL Credit Senior Loan Fund
Fund Officers (unaudited)December 31, 2015

Name, Year of Birth, and Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Steven A. Baffico Year of Birth: 1973 President/Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Executive Officer (since 2011); Guggenheim Investments, Senior Managing Director, Head of Private Client Group (2010 – 2011); BlackRock, Managing Director (2007 – 2010).
Jennifer Wilson Year of Birth: 1972 Treasurer and Principal Financial Officer since: September 2013	Four Wood Capital Partners LLC, Managing Partner and Chief Financial Officer (since 2012); Bank of America Merrill Lynch, Director (2008 – 2011).
Stephanie Trell Year of Birth: 1968 Secretary since: April 2014	Four Wood Capital Partners LLC, Managing Director (since 2012); Bank of America, Director (2005 – 2012).
Jack P. Huntington Year of Birth: 1970 Interim Chief Compliance Officer since: November 2015	Foreside Fund Officers Services, LLC, Fund Chief Compliance Officer (since 2015); Citi Fund Services Ohio, Inc., Senior Vice President of Regulatory Administration (2008 – 2015).
Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.
34   THL Credit Senior Loan Fund Annual Report | December 31, 2015

Trustees
Steven A. Baffico
Joseph L. Morea*#
S. James Coppersmith*#
Ronald J. Burton*#
Michael Perino*#
Officers
Steven A. Baffico
Jennifer Wilson
Stephanie Trell
Jack P. Huntington
Investment Adviser
Four Wood Capital Advisors LLC
Sub-Adviser
THL Credit Advisors LLC
Administrator, Custodian & Accounting Agent
The Bank of New York Mellon
Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer and Trust Company
Independent Registered Public Accounting Firm
RSM US LLP (formerly McGladrey LLP)
Legal Counsel
Dechert LLP

*
Member of Audit Committee

#
Member of Nominating and Corporate Governance Committee

This report, including the financial information herein, is transmitted to the shareholders of THL Credit Senior Loan Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Notice is hereby given in accordance with Section 23(c)of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on Form N-Q is also available on the Fund’s website at www.fwcapitaladvisors.com/funds/tslf.
Information on the Fund is available at www.fwcapitaladvisors.com/funds/tslf or by calling the Fund’s investor servicing agent at 855-400-3927.
   THL Credit Senior Loan Fund Annual Report | December 31, 2015   35

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The registrant’s code of ethics was revised on May 14, 2015.

(b)	Other than the May 14, 2015 revisions, there have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Ronald Burton Jr. and Mr. Joseph Morea are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,500 for 2015 and $31,000 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,500 for 2015 and $13,750 for 2014. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the THL Credit Senior Loan Fund (“TSLF”). The Pre-Approval Policies and procedures (the “Policy”) adopted by the Audit Committee (the “Committee”) of the Four Wood Capital Family of Funds set forth the procedures and the conditions pursuant to which services performed by and independent auditor (“Auditor”) for TSLF may be pre-approved. The Committee as a whole or, in certain circumstances, a designated member of the Committee (“Designated Member”), must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

Pre-Approval of Non-Audit Services Provided to TSLF’s Investment Adviser or Service Affiliates. The Committee as a whole, or in certain circumstances, a Designated Member, must pre-approve any engagement of the Auditor to provide non-audit services to the Investment Adviser and any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Investment Adviser or Service Affiliate directly impact the Fund’s operations and financial reporting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $32,250 for 2015 and $51,350 for 2014.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are Mr. Ronald Burton Jr., Mr. Joseph Morea, Mr. S. James Coppersmith and Mr. Michael Perino.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Four Wood Capital Family of Funds

PROXY VOTING POLICIES AND PROCEDURES

Effective May 14, 2015

1.	Policy

It is the policy of the Board of Trustees (the “Board”) of the Four Wood Capital Family of Funds (the “Funds”, individually a “Fund”, listed in Appendix A) to delegate the responsibility for voting proxies relating to the securities held by a Fund to the Fund’s investment Subadviser (the “Subadviser”), subject to the Board’s continuing oversight. The Board hereby delegates such responsibility to each Fund’s Subadviser, and directs the Subadviser to vote proxies relating to Fund portfolio securities managed by the Subadviser consistent with the duties and procedures set forth below. The Subadviser may retain a third party to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

2.	Fiduciary Duty

The right to vote a proxy with respect to securities held by a Fund is an asset to the Fund. The Subadviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a matter consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Subadviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

3.	Procedures

The following are the procedures adopted by the Board for the administration of this policy:

A.	Review of Subadviser’s Proxy Voting Procedures. The Subadviser shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies and procedures addressing conflicts of interest.

B.	Voting Record Reporting. The Subadviser shall ensure that the voting record necessary for the completion and filing of Form N-PX is provided to the Fund’s administrator at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional times(s) as the Fund and the Subadviser may agree from time to time. With respect to those proxies that the Subadviser has identified as involving a conflict of interest, the Subadviser shall submit a report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

C.	Conflicts of Interest. Any actual or potential conflicts of interest between the Subadviser and the Fund's shareholders arising from the proxy voting process will be addressed by the Subadviser and the Subadviser’s application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Subadviser. In the event that the Subadviser notifies the Chief Compliance Officer of the Fund (the “CCO”) that a conflict of interest cannot be resolved under the Subadviser’s Proxy Voting Procedures, the CCO is responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

A “conflict of interest” includes, for example, any circumstance when the Fund, the Subadviser or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. Situations where the issuer seeking the proxy vote is also a client of the Subadviser are deemed to be potential conflicts of interest. Potential conflicts of interest may also arise in connection with consent solicitations relating to debt securities where the issuer of debt is also a client of the Subadviser.

D.	Securities Lending Program. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a Subadviser determines, however, that there is a proxy vote (or other shareholder action) for a material event, the Subadviser should request that the agent recall the security prior to the record date to allow the Subadviser to vote the proxy for the security. When determining whether to recall securities to allow for a proxy vote, the Subadviser will determine whether such action is beneficial to the Fund and its shareholders by considering the materiality of the proxy item, the percentage of the issuer’s shares held, the likelihood of materially affecting the proxy vote, and the cost and use of resources to recall the securities.

2

4.	Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time without prior notice.

5.	Disclosure of Policy or Description/Proxy Voting Record
A.	Each Fund will disclose a description of the Fund’s proxy voting policy in the Fund’s Statement of Additional Information (“SAI”). The Fund also will disclose in its SAI that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll-free telephone number, or on the Fund’s website at a specified address, or both, and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.
B.	Each Fund will disclose in its annual and semi-annual shareholder reports that this proxy voting policy or a description of it is available without charge, upon request, (i) by calling a specified toll-free telephone number, (ii) on the Fund’s website, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting policy or description of it, the Fund will send the policy or the description (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request.
C.	Each Fund also will disclose in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, (i) either by calling a specified toll free telephone number, (ii) on the Fund’s website at a specified address, if applicable, and (iii) on the SEC’s website. Upon any request for a proxy voting record by telephone, the Fund will send the policy or the information disclosed in the Fund’s most recently filed report on Form N-PX (or a copy of the SAI containing the policy or description) by first-class mail or other prompt delivery method within three business days of receipt of the request. If the Fund discloses that the Fund’s proxy voting record is available on or through its website, the Fund will make available free of charge the information disclosed in the Fund’s most recently

3

filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC.

D.	Each Fund will file Form N-PX containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC, and will provide a copy of the report (in paper form, online, or by reference to the SEC’s website) to shareholders who request it.
E.	Each Fund will disclose its proxy voting record for the most recent twelve-month period ended June 30 (on Form N-PX or otherwise) to shareholders either in paper form upon request, or on its website.

6.	Related Procedures

Each Fund currently satisfies the disclosure obligation set forth in Section 5 above by:

•	describing the proxy voting policy in the Fund’s SAI and disclosing in the Fund’s SAI that the information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that this proxy voting policy is available without charge, upon request by calling a specified toll-free telephone number and on the Commission’s website;

•	disclosing in its annual and semi-annual shareholder reports that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30 without charge, upon request, by calling a specified toll-free telephone number and on the Commission’s website; and

•	providing any shareholder, upon request, a paper form of the most recently filed report on Form N-PX by first-class mail or other prompt delivery method within three business days of receipt of the request.

7.	Recordkeeping

Proxy voting books and records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in Subadviser’s office.

The Subadviser shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

4

•	a copy of each proxy solicitation (including proxy statements) and related materials;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by the Subadviser that were material to a proxy voting decision, including a decision to abstain from voting, or that memorialized the basis for that decision; and

•	a copy of each written request from an investor for the Fund’s proxy voting policies and procedures and/or information on how the Subadviser voted proxies, and a copy of any written response by the Subadviser to any such requests.

8.	Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

5

APPENDIX A

Four Wood Capital Family of Funds

THL Credit Senior Loan Fund

Eagle Growth and Income Opportunities Fund

6

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

James R. Fellows, Managing Director, THL Credit Advisors LLC (“THL Credit”). James has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, James served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian W. Good, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Robert J. Hickey, Managing Director, THL Credit. Robert has worked for THL Credit’s senior loan strategies business from June 2012 to present. Between April 2004 and June 2012, Robert served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Brian J. Murphy, Managing Director, THL Credit. Brian has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Brian served as Managing Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

Steven F. Krull, Managing Director, THL Credit. Steven has worked for THL Credit’s senior loan strategies business, June 2012 to present. Between May 2004 and June 2012, Steven served as Director for McDonnell Investment Management, LLC, whose alternative credit strategies business was the predecessor firm to THL Credit’s senior loan strategies business.

The Portfolio Managers noted above manage the THL Credit Senior Loan Fund (the “Fund”) via the Fund Investment Committee. Therefore, the day-to-day management of the Fund is shared among the Portfolio Managers. Brian J. Murphy and Steven F. Krull also serve as traders for the Fund and execute trades in the new issue and secondary bank loan markets on behalf of the Fund.

All information is provided as of March 9, 2016.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member*

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
James R. Fellows	Registered Investment Companies:	3	$306 Million	0	0
	Other Pooled Investment Vehicles:	15	$4.4 Billion	12**	$4.05 Billion**
	Other Accounts:	4	$730 Million	0	0
Brian W. Good	Registered Investment Companies:	3	$306 Million
	Other Pooled Investment Vehicles:	15	$4.4 Billion	12**	$4.05 Billion**
	Other Accounts:	4	$730 Million	0	0
Robert J. Hickey	Registered Investment Companies:	3	$306 Million	0	0
	Other Pooled Investment Vehicles:	15	$4.4 Billion	12**	$4.05 Billion**
	Other Accounts:	4	$730 Million	0	0
Brian J. Murphy	Registered Investment Companies:	3	$306 Million	0	0
	Other Pooled Investment Vehicles:	15	$4.4 Billion	12**	$4.05 Billion**
	Other Accounts:	4	$730 Million	0	0
Steven F. Krull	Registered Investment Companies:	3	$306 Million	0	0
	Other Pooled Investment Vehicles:	15	$4.4 Billion	12**	$4.05 Billion**
	Other Accounts:	4	$730 Million	0	0

* Information as of December 31, 2015.

**Includes one pooled investment vehicle which is currently in wind down and three called CLOs, and no performance based fee is being received/billed from the vehicles, so assets of this wind down portfolio and the called CLOs are not included in “Total Assets in Accounts where Advisory Fee is Based on Performance”. Also, the eight other accounts noted in this column represent Collateralized Loan Obligation Vehicles (CLOs) where the performance fees of a CLO are achieved based on a pre-defined percentage based internal rate of return (IRR) hurdle for holders of the subordinated notes of the CLO.

Potential Conflicts of Interests

The Portfolio Managers may be subject to certain conflicts of interest in their management of the Fund. These conflicts could arise primarily from the involvement of THL Credit’s affiliated entities (“Affiliates”) in other activities that may conflict with those of the Fund. Affiliates of THL Credit engage in a broad spectrum of activities. In the ordinary course of their business activities, the Affiliates of THL Credit may engage in activities where the interests of the Affiliates or the interests of their clients may conflict with the interests of the Fund. Other present and future activities of the Affiliates may give rise to additional conflicts of interest which may have a negative impact on the Fund. In addition, the Portfolio Managers or other management team members of THL Credit serve or may serve as Portfolio Managers or management team members of entities that operate in the same or a related line of business, or of accounts sponsored or managed by the Affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, certain members of THL Credit and its Affiliates have implemented certain policies and procedures (e.g., information walls). For example, THL Credit and its Affiliates may come into possession of material non-public information with respect to companies in which THL Credit may be considering making an investment or companies that are THL Credit’s and its Affiliates’ advisory clients. As a consequence, that information, which could be of benefit to the Fund, could also restrict the Fund’s activities and the investment opportunity may otherwise be unavailable to the Fund. Additionally, the terms of confidentiality or other agreements with or related to companies in which any account managed by THL Credit has or has considered making an investment or which is otherwise an advisory client of THL Credit and its Affiliates may restrict or otherwise limit the ability of THL Credit to direct investments in such companies.

THL Credit or its Affiliates may participate on creditors’ committees with respect to the bankruptcy, restructuring or workout of issuers. In such circumstances, THL Credit may take positions on behalf of itself and other accounts and clients that are adverse to the interest of other clients. As a result of such participation, THL Credit may be restricted in trading in such issuers or securities of said issuers.

The Investment Company Act of 1940, as amended (“Company Act”), also prohibits certain “joint” transactions with certain of THL Credit’s Affiliates, which could include making investments in the same portfolio company (whether at the same or different times). As a result of these restrictions, THL Credit may be prohibited in some cases from buying or selling any security directly from or to any portfolio company of a fund managed by an Affiliate. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

All of the transactions described above involve the potential for conflicts of interest between THL Credit (or its employees) and the Fund. The Investment Advisers Act of 1940, as amended,

and the Company Act impose certain requirements designed to mitigate the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. THL Credit has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with THL Credit’s fiduciary duty to the Fund and in accordance with applicable law. THL Credit seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interest of the applicable Fund or client account.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Portfolio Managers are employed by THL Credit Senior Loan Strategies LLC (“THL Credit SLS”), a subsidiary of THL Credit, and provide services to THL Credit through a staffing arrangement. THL Credit SLS offers all investment professionals the opportunity to receive a performance bonus, in addition to their annual salary, which is based in part on the performance of firm overall, rather than specific accounts.

The Portfolio Managers are evaluated based on a set of objective performance criteria where a numerical scoring framework is applied. Annual investment performance is a significant component of that score, with the contribution amount varied pursuant to the Portfolio Manager’s experience and seniority. In addition, management finds it valuable and fair to look at all decisions made, not simply the ones that resulted in assets entering or leaving the portfolios. In addition to the Portfolio Manager’s salary and annual bonus, THL Credit offers employees significant benefits. Benefits include 401k company matching, health, dental, disability and life insurance coverage as well as paid vacation time.

Generally, the Portfolio Managers are offered compensation levels that are viewed as competitive within the investment industry and benchmarked to industry data. Specifically, the professional staff is compensated with a base salary in addition to a yearly bonus that is based on company, group and individual performance. The intent of this compensation plan is the long term alignment of interests between the investment team and our clients over a multi-year period. Relative outperformance and client satisfaction over time will often lead to improved fund flows and thus a more robust bonus pool.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year please provide beneficial ownership of shares of the registrant by each Portfolio Manager or Management Team Member. Please note that this information will only be provided in a dollar range of each individual’s holdings in each investment portfolio (none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000).

"Beneficial ownership" should be determined in accordance with rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned*
James R. Fellows	$500,000 to $1,000,000
Brian W. Good	$100,000 to $500,000
Robert J. Hickey	$50,001 to $100,000
Brian J. Murphy	$50,001 to $100,000
Steven J. Krull	$50,001 to $100,000

* Information as of December 31, 2015.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	THL CREDIT SENIOR LOAN FUND

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven A. Baffico
Steven A. Baffico, President
(principal executive officer)

Date	March 9, 2016

By (Signature and Title)*	/s/ Jennifer Wilson
Jennifer Wilson, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 9, 2016

* Print the name and title of each signing officer under his or her signature.